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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported) August 24, 2005

                          VARIAN MEDICAL SYSTEMS, INC.
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             (Exact Name of Registrant as Specified in its Charter)

            Delaware                    1-7598              94-2359345
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  (State or Other Jurisdiction     (Commission File       (IRS Employer
        of Incorporation)               Number)         Identification No.)

           3100 Hansen Way, Palo Alto, CA                   94304-1030
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      (Address of Principal Executive Offices)              (Zip Code)

        Registrant's telephone number, including area code (650) 493-4000

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
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Appointment of Principal Officer.
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        On August 24, 2005, Varian Medical Systems, Inc. (the "Company") issued a press release regarding Varian Medical Systems Announces Management Promotions. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

        Mr. Timothy E. Guertin, previously Chief Operating Officer and Executive Vice President of the Company, was appointed by the Board to the position of President and Chief Operating Officer of the Company as of August 19, 2005. There is no change to Mr. Guertin's compensation.

        Mr. Dow R. Wilson, previously Corporate Vice President of the Company and President of the Oncology Systems business unit, was appointed by the Board to the position of Corporate Executive Vice President of the Company and President of the Oncology Systems business unit as of August 19, 2005. There is no change to Mr. Wilson's compensation.

Item 9.01. Financial Statements and Exhibits.
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      (c)  Exhibits.
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           99.1     Press Release dated August 24, 2005 regarding Varian Medical
Systems Announces Management Promotions.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             Varian Medical Systems, Inc.

                                             By:    /s/ JOHN W. KUO
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                                             Name:  John W. Kuo
                                             Title: Corporate Vice President,
                                                    General Counsel and
                                                    Corporate Secretary

Dated:  August 24, 2005

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                                  EXHIBIT INDEX

Number                                    Exhibit
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 99.1      Press Release dated August 24, 2005 regarding Varian Medical Systems
           Announces Management Promotions.

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